Exhibit 10.6

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 27, 2007, by and among ESMARK INCORPORATED, a Delaware corporation (herein, together with its successors and assigns, the “Company”), SUN STEEL COMPANY LLC, an Illinois limited liability company (“Sun Steel”), ELECTRIC COATING TECHNOLOGIES LLC, a Delaware limited liability company (“Electric Coating”), GREAT WESTERN STEEL COMPANY LLC, an Illinois limited liability company (“Great Western”), CENTURY STEEL COMPANY LLC, an Illinois limited liability company (“Century Steel”), ELECTRIC COATING TECHNOLOGIES BRIDGEVIEW LLC, an Illinois limited liability company (“ECT Bridgeview”), U.S. METALS & SUPPLY LLC, an Illinois limited liability company (“U.S. Metals”), MIAMI VALLEY STEEL SERVICE, INC., an Ohio corporation (“Miami Valley”), NORTH AMERICAN STEEL LLC, an Illinois limited liability company (“North American”), PREMIER RESOURCE GROUP LLC, an Illinois limited liability company (“Premier”), and INDEPENDENT STEEL COMPANY LLC, an Illinois limited liability company (“Independent” and, together with the Company, Sun Steel, Electric Coating, Great Western, Century Steel, ECT Bridgeview, U.S. Metals, Miami Valley, North American, and Premier, and their respective successors and assigns, collectively, the “Borrowers” and, individually, “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, the Issuing Bank party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (herein, together with its successors and assigns, the “Administrative Agent”) and Co-Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent.

RECITALS:

A. Reference is made to the Credit Agreement, dated as of April 30, 2007 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrowers, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent, the Co-Collateral Agents, J.P. Morgan Securities Inc., as Sole Bookrunner and Co-Lead Arranger, and GE Capital Markets, Inc., as Co-Lead Arranger.

B. The Company has requested the Administrative Agent and the Lenders agree to permit the Esmark Merger (as hereinafter defined) and to amend certain provisions of the Credit Agreement, as set forth herein. Immediately after consummation of the Esmark Merger, the Company will change its name to Esmark Steel Services Group, Inc., and Holdings will change its name to Esmark Incorporated (collectively, the “Name Changes”).

C. The Administrative Agent and the Lenders signatory hereto are willing to agree to such amendments pursuant to the terms and subject to the conditions set forth herein.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall have such meaning ascribed to it in the Credit Agreement.

Section 2. New Definitions. Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms thereto in alphabetical order:

“Affiliate Loans” means, collectively, each loan made by the Company to WPC and/or one or more of WPC’s wholly-owned subsidiaries.

“Esmark Merger” means the merger of Clayton Merger, Inc., a Delaware corporation, with and into the Company, pursuant to and in accordance with the Merger Agreement as in effect on the First Amendment Effective Date and otherwise on terms and conditions satisfactory to the Administrative Agent and the Lenders.

“First Amendment” means Amendment No. 1 to Credit Agreement, dated as of November 27, 2007, among the Company, the other Loan Parties party thereto, the Lenders party thereto, the Issuing Bank, the Administrative Agent and the Co-Collateral Agents.

“First Amendment Effective Date” has the meaning ascribed to it in the First Amendment.

“Holdings” means Clayton Acquisition Corporation, a Delaware corporation.

“Holdings Guaranty” means the Guaranty, dated as of the First Amendment Effective Date, executed by Holdings in favor of the Administrative Agent, for the benefit of the Creditors (as defined therein).

“Merger Agreement” means the Agreement and Plan of Merger and Combination, dated as of March 16, 2007, among Holdings, WPC, the Company, Wales Merger Corporation and Clayton Merger, Inc., as amended.

“WPC” means Wheeling-Pittsburgh Corporation, a Delaware corporation.

“WPC Merger” has the meaning set forth in Section 12 of the First Amendment.

“WPC Revolving Credit Agreement” has the meaning set forth in Section 12 of the First Amendment.

“WPC Security Agreement” means the Security Agreement, dated as of July 31, 2003, among WPC, Wheeling-Pittsburgh Steel Corporation, Royal Bank of Canada, as administrative agent for the lenders and certain other state and federal guarantors under the WPC Term Loan Agreement, The Bank of New York Trust Company, as trustee under the Series A Indenture referred to therein, General Electric Capital Corporation, as agent for the lenders under the WPC Revolving Credit Agreement, The Bank of New York Trust Company, as trustee under the Series B Indenture referred to therein, and Wilmington Trust Company, as collateral agent.

“WPC Term Loan Agreement” has the meaning set forth in Section 12 of the First Amendment.

Section 3. Amendment to Definitions. The definitions of “Change in Control”, “Loan Guarantor”, “Loan Guaranty”, “Loan Parties”, “Material Indebtedness” and “Maturity Date” set forth in Section 1.01 of the Credit Agreement are hereby amended and restated as follows:

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the

Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) (other than Franklin Mutual or funds that are Affiliates of and managed by Franklin Mutual), of Equity Interests representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company or Holdings by Persons who were neither (i) nominated by the board of directors of the Company or Holdings, as applicable, nor (ii) appointed by directors so nominated; (c) the Company shall cease to own, free and clear of all Liens or other encumbrances (other than the Liens granted under the Collateral Documents), at least 100% (or, with respect to Great Western, 50.01%) of the outstanding voting Equity Interests of the other Borrowers on a fully diluted basis; or (d) Holdings shall cease to own, free and clear of all Liens or other encumbrances (other than Liens granted under the WPC Security Agreement), at least 100% of the outstanding voting Equity Interests of the Company on a fully diluted basis.

“Loan Guarantor” means any Loan Party (other than the Borrowers) or Holdings.

“Loan Guaranty” means, collectively, Article X of this Agreement, the Holdings Guaranty, and each separate Guarantee, in form and substance satisfactory to the Administrative Agent, delivered by each Loan Guarantor that is a Foreign Subsidiary (which Guarantee shall be governed by the laws of the country in which such Foreign Subsidiary is located), as it may be amended or modified and in effect from time to time.

“Loan Parties” means, collectively, the Borrowers, the Borrowers’ Domestic Subsidiaries and any other Person who becomes a party to this Agreement pursuant to a Joinder Agreement and their successors and assigns; provided, however, that for the purposes of Article VII of this Agreement only, the terms “Loan Party” and “Loan Parties” shall include Holdings.

“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of Holdings and its Subsidiaries in an aggregate principal amount exceeding $2,000,000. For purposes of determining Material Indebtedness, the “obligations” of Holdings or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Maturity Date” means December 31, 2007 or any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

Section 4. Amendment to Use of Proceeds Covenant. Section 5.08 of the Credit Agreement is hereby amended and restated as follows:

Section 5.08. Use of Proceeds. The proceeds of the Loans will be used only to finance the working capital needs of the Borrowers and their respective Subsidiaries in the ordinary course of business, to refinance existing indebtedness of the Company, to pay fees and expenses incurred in connection therewith, to make Affiliate Loans to the extent permitted under Section 6.04(p) and for other general corporate purposes. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

Section 5. Amendment to Debt and Lien Covenants. Section 6.01(j) of the Credit Agreement is hereby amended and restated as follows: “(j) Intentionally Omitted;”; and Section 6.02(i) of the Credit Agreement is hereby amended and restated as follows: “(i) Intentionally Omitted.”

Section 6. Amendment to Merger Covenant. Section 6.03(a) of the Credit Agreement is hereby amended and restated as follows:

Section 6.03 Fundamental Changes. (a) No Loan Party will, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) the Esmark Merger may occur on the First Amendment Effective Date, (ii) any Subsidiary of any Borrower may merge into a Borrower in a transaction in which the Borrower is the surviving corporation, (iii) any Loan Party (other than a Borrower) may merge into any Loan Party in a transaction in which the surviving entity is a Loan Party and (iv) any Subsidiary that is not a Loan Party may liquidate or dissolve if the Borrower which owns such Subsidiary determines in good faith that such liquidation or dissolution is in the best interests of such Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Subsidiary that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

Section 7. Amendment to Loan Covenant. Section 6.04 of the Credit Agreement is hereby amended to add the following new subsection (p) thereto:

(p) Affiliate Loans so long as (i) at the time such loans are made and immediately after giving effect to the making of such loans (A) no Default has occurred and is continuing and (B) Aggregate Availability is equal to or greater than $35,000,000, (ii) all proceeds of such loans are used by WPC and/or any of WPC’s wholly-owned subsidiaries to fund the working capital needs of WPC or such subsidiaries and are not used to repay or prepay any indebtedness of WPC or any of WPC’s affiliates, (iii) the aggregate outstanding principal amount of all such Affiliate Loans shall not at any time exceed $10,000,000, (iv) each such loan is evidenced by a promissory note, in form and substance satisfactory to the Administrative Agent and the Co-Collateral Agents, duly executed by WPC and/or any of WPC’s wholly-owned subsidiaries to which such loan is being made, containing all necessary endorsements, and pledged to the Administrative Agent, for the benefit of the Secured Parties, as additional security for the Secured Obligations, and (v) WPC shall have delivered to the Administrative Agent an officer’s certificate from WPC’s chief financial officer confirming that the making of such loan and incurrence of indebtedness by WPC and/or any of its wholly-owned subsidiaries is not prohibited by any agreement governing any indebtedness of WPC or any of its subsidiaries and does not cause any event of default or event or condition which upon notice, lapse of time or both would, unless cured or waived, become an event of default thereunder;

Section 8. Amendment to Restricted Payment Covenant. Section 6.08(a) of the Credit Agreement is hereby amended and restated as follows:

(a) No Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) each Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock; (ii) Subsidiaries of the Company may declare and pay dividends ratably with respect to their Equity Interests; (iii) provided no Default then exists, or would be created thereby, the Borrowers may make Restricted Payments, not exceeding $250,000, in the aggregate, during any fiscal year, pursuant to and in accordance with profit sharing plans for management or employees of the Borrowers and their Subsidiaries; and (iv) cash dividends in respect of the Company’s common Equity Interests, provided that (A) at the time such dividends are made and immediately after giving effect to the making of such dividends (1) no Default shall have occurred and be continuing or would result therefrom and (2) Aggregate Availability shall be equal to or greater than $35,000,000, (B) the proceeds of all such cash dividends shall be used by Holdings solely to pay taxes and corporate overhead expenses of Holdings incurred in the ordinary course of business (including expenses incurred in connection with insurance, officer, director and executive employee compensation, legal and accounting services, and the lease or leases of executive office space and the lease or ownership of office equipment therefor), and (C) the aggregate amount of all such cash dividends during any fiscal year of the Company used to pay corporate overhead expenses of Holdings incurred in the ordinary course of business shall not exceed $2,000,000.

Section 9. Amendment to Affiliate Transaction Covenant. Section 6.09 of the Credit Agreement is hereby amended to replace the period (.) at the end of subsection (i) with a comma (,) and to add the following new subsections (j) and (k) thereto:

(j) Affiliate Loans to the extent permitted under Section 6.04(p), and

(k) sales of slab steel by Century Steel to WPC and/or one or more of its wholly-owned subsidiaries upon terms and subject to conditions that are either (i) not more favorable to WPC or any of its subsidiaries than could be obtained on an arm’s length basis from unrelated third parties or (ii) approved in writing by the Administrative Agent, provided that the aggregate amount of Accounts at any time owing by WPC and/or any of its subsidiaries in respect of such slab sales to WPC or any of its subsidiaries shall not exceed $10,000,000.

Section 10. Amendment to Add Covenants. Article VI of the Credit Agreement is hereby amended to add the following new Sections 6.13, 6.14 and 6.15 thereto:

Section 6.13. Holding Company Activities. Holdings shall not (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of (i) its Equity Interests in the Company and WPC and (ii) Capital Infusion Notes (as defined in the WPC Revolving Credit Agreement as in effect on the First Amendment Effective Date) having an aggregate outstanding principal amount not exceeding $5,000,000 (the “Designated Capital Infusion Notes”), (b) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) nonconsensual obligations imposed by operation of law, (ii) obligations pursuant to the Loan Documents, the WPC Term Loan Agreement, the Series A Notes (as defined in the WPC Revolving Credit Agreement), the Series B Notes (as defined in the WPC Revolving Credit Agreement) and the WPC Revolving Credit Agreement and the loan documents related to any of the foregoing and (iii) obligations with respect to its Equity Interests (including those underlying obligations for which Restricted Payments may be made to Holdings pursuant to Section 6.08), or (c) own, lease, manage or otherwise operate any properties or assets (including, without limitation, cash and cash equivalents) other than (i) cash received in connection with dividends made by the Company in accordance with Section 6.08 pending application in the manner contemplated by said Section or made by WPC in accordance with the WPC Revolving Credit Agreement as in effect on the First Amendment Effective Date and as the same may be amended with the prior written consent of the Administrative Agent, (ii) cash received in connection with the Esmark Merger, (iii) the ownership of Equity Interests of the Company and WPC, (iv) the ownership of the Designated Capital Infusion Notes, and (v) the lease or leases of executive office space and the lease or ownership of office equipment therefor as contemplated pursuant to Section 6.08.

Section 6.14. WPC Security Agreement. On the date that all outstanding principal and accrued interest and fees under the Series A Indenture, the Series A Notes, the Series B Indenture, the Series B Notes (each as defined in the WPC Revolving Credit Agreement), the WPC Term Loan Agreement and the WPC Revolving Credit Agreement have been paid or otherwise satisfied in full (“Loan Repayment”), the security interest granted by Holdings in its assets pursuant to the WPC Security Agreement shall be released, all UCC financing statements filed in respect thereof shall be terminated and all certificates and transfer powers evidencing its Equity Interests in the Company shall be delivered to the Administrative Agent on such date (or within three Business Days thereafter). In addition, within three Business Days after the date on which the Loan Repayment has occurred, Holdings shall enter into such security or pledge agreement(s) reasonably requested by the Administrative Agent to provide the Administrative Agent and the Secured Creditors with, among other things, a first priority perfected security interest in all of Holdings’ assets, including, without limitation, a pledge of Holdings’ Equity Interests in the Company.

Section 6.15. Merger Covenants. Immediately upon the effectiveness of the Esmark Merger, the Company shall deliver to the Administrative Agent:

(a) copies of the merger certificates for both the Esmark Merger and the WPC Merger, each file-stamped by the Delaware Secretary of State, and such mergers shall have otherwise been consummated pursuant to the Merger Agreement as in effect on the First Amendment Effective Date and other terms and conditions reasonably satisfactory to the Administrative Agent and the Co-Collateral Agents;

(b) written evidence satisfactory to the Administrative Agent that the Name Changes have occurred; and

(c) the Holdings Guaranty duly executed by Holdings, the certificates and the opinions contemplated by Section 12 (c), (d) and (e) of the First Amendment.

Section 11. Amendment to Defaults. Article VII of the Credit Agreement is hereby amended to add the following new subsections (r) and (s) thereto:

(r) any of the Series A Indenture, the Series A Notes, the Series B Indenture, the Series B Notes (each as defined in the WPC Revolving Credit Agreement), the Merger Agreement, the WPC Term Loan Agreement or the WPC Revolving Credit Agreement

shall be amended after the First Amendment Effective Date or any provision thereof waived without the prior written consent of the Administrative Agent and the Co-Collateral Agents if the effect of such amendment or waiver could adversely impact any of the Secured Creditors;

(s) any breach, default or event of default (after giving effect to any applicable grace or cure periods) under any of the Series A Indenture, the Series A Notes, the Series B Indenture, the Series B Notes, the Merger Agreement, the WPC Term Loan Agreement or the WPC Revolving Credit Agreement;

Section 12. Effectiveness. The amendments set forth above shall become effective as of the date first written above (the “First Amendment Effective Date”) if on or before such date the following conditions have been satisfied:

(a) this Amendment shall have been executed by the Borrowers, the Lenders and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

(b) the Guarantor Acknowledgment attached hereto shall have been executed by each Loan Guarantor, and counterparts thereof as so executed shall have been delivered to the Administrative Agent;

(c) arrangements satisfactory to the Administrative Agent for the delivery to the Administrative Agent immediately following the Esmark Merger of the Holdings Guaranty duly executed by Holdings;

(d) arrangements satisfactory to the Administrative Agent for the delivery to the Administrative Agent immediately following the Esmark Merger of (i) a certificate of Holdings, dated on or the first day following the First Amendment Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of Holdings authorized to sign the Guarantor Acknowledgement and the other Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of Holdings certified by the relevant authority of the jurisdiction of organization of Holdings and a true and correct copy of its bylaws, and (ii) a good standing certificate for Holdings from its jurisdiction of organization;

(e) arrangements satisfactory to the Administrative Agent for the delivery to the Administrative Agent immediately following the Esmark Merger of one or more written opinion letters from counsel to each of the Loan Parties and Holdings, in form and substance satisfactory to the Administrative Agent and the Co-Collateral Agents;

(f) the Borrowers shall have paid to the Administrative Agent, for the account of each Lender signing this Amendment on or prior to the date hereof, an amendment fee in an amount equal to the product of (i) five basis points times (ii) such Lender’s Commitment;

(g) the Administrative Agent shall have received a pay-off and lien release letter (or other written evidence), in form and substance satisfactory to the Administrative Agent and the Co-Collateral Agents, duly executed by Franklin Mutual, confirming that upon the effectiveness of the Esmark Merger (i) all obligations of the Company and/or any of its subsidiaries or affiliates under the

Franklin Documents will be satisfied and deemed paid in full, (ii) the Franklin Documents will be terminated, and (iii) all Liens upon any assets of the Company and/or any of its subsidiaries or affiliates shall be released; and arrangements shall have been made to the satisfaction of the Administrative Agent for the termination of all UCC financing statements filed by Franklin Mutual in connection with the Franklin Documents;

(h) the Administrative Agent shall have received fully executed copies of amendments, each in form and substance satisfactory to the Administrative Agent and the Co-Collateral Agents, to (a) the Term Loan Agreement, dated as of July 31, 2003, as amended (the “WPC Term Loan Agreement”), among WPC, Wheeling-Pittsburgh Steel Corporation (“WPSC”), the lenders party thereto, Royal Bank of Canada, as administrative agent for such lenders, the Emergency Steel Loan Guarantee Board, as federal guarantor, and the West Virginia Housing Development Fund, as state guarantor, and (b) the Amended and Restated Revolving Credit Agreement, dated as of July 8, 2005, as amended (the “WPC Revolving Credit Agreement”), among WPC, WPSC, the lenders party thereto, and General Electric Capital Corporation, as administrative agent for the lenders, in each case, which, among other things, permit the merger of Wales Merger Corporation with and into WPC pursuant to and in accordance with the Merger Agreement as in effect on the First Amendment Effective Date and otherwise on terms and conditions satisfactory to the Administrative Agent and the Co-Collateral Agents (the “WPC Merger”); and

(i) the Administrative Agent shall have received such other documents as the Administrative Agent, the Co-Collateral Agents, the Issuing Bank, any Lender or their respective counsel may have reasonably requested.

Section 13. Miscellaneous.

13.1 Representations and Warranties.

(a) Each Borrower, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

(i) such Borrower has the legal power and authority to execute and deliver this Amendment;

(ii) the officers executing this Amendment on behalf of such Borrower have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof;

(iii) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof do not violate or conflict with the articles of incorporation or organization, bylaws or operating agreement of such Borrower or any law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower;

(iv) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; and

(v) upon the execution and delivery of this Amendment by such Borrower, this Amendment shall constitute a valid and binding obligation of such Borrower in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(b) Each Borrower, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties set forth in Article III of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

Section 14. Waiver of Claims. Each of the Borrowers hereby releases, remises, acquits and forever discharges each Lender, the Administrative Agent, each Co-Collateral Agent and the Issuing Bank (including any Person which is resigning or assuming such respective capacity) and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Amendment or the other Loan Documents (collectively, the “Released Matters”). Each Borrower hereby acknowledges that the agreements in this Section 14 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each Borrower hereby represents and warrants to each Lender, the Administrative Agent, each Co-Collateral Agent and the Issuing Bank (including any Person which is resigning or assuming such respective capacity) that it has not purported to transfer, assign or otherwise convey any right, title or interest of such Borrower in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

EACH BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS AMENDMENT. EACH BORROWER HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY CIVIL CODE OR ANY SIMILAR LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, EACH BORROWER WAIVES AND RELEASES ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF THEIR WAIVERS OR RELEASES HEREUNDER.

Section 15. Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrowers, jointly and severally, agree to pay on demand all reasonable costs and expenses incurred by the Administrative Agent, the Co-Lead Arrangers and each of their Affiliates in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent’s special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent, the Co-Collateral Agents, the Issuing Bank or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

Section 16. Agreements Unaffected. Each reference to the Credit Agreement herein or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

Section 17. Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

Section 18. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by facsimile or electronic transmission, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 19. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (including, without limitation, 735 ILCS Section 105/5-1 et seq, but otherwise without regard to the conflict of laws provisions) of the State of Illinois, but giving effect to federal laws applicable to national banks.

Section 20. JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the undersigned as of the date first above written.

ESMARK INCORPORATED

By
Name:
Title:

SUN STEEL COMPANY LLC

By
Name:
Title:

ELECTRIC COATING TECHNOLOGIES LLC

By
Name:
Title:

GREAT WESTERN STEEL COMPANY LLC

By
Name:
Title:

CENTURY STEEL COMPANY LLC

By
Name:
Title:

ELECTRIC COATING TECHNOLOGIES BRIDGEVIEW LLC

By
Name:
Title:

Signature Page to

Amendment No. 1 to Credit Agreement

U.S. METALS & SUPPLY LLC

By
Name:
Title:

MIAMI VALLEY STEEL SERVICE, INC.

By
Name:
Title:

NORTH AMERICAN STEEL LLC

By
Name:
Title:

PREMIER RESOURCE GROUP LLC

By
Name:
Title:

INDEPENDENT STEEL COMPANY LLC

By
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Co-Collateral Agent, Issuing Bank, Swingline Lender, and a Lender

By
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent and a Lender

By
Name:
Title:

Signature Page to

Amendment No. 1 to Credit Agreement